SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------

DATE OF REPORT:   JULY 18, 2003
DATE OF EARLIEST EVENT REPORTED:    JULY 17, 2003

                     ALPHASTAR INSURANCE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

      Bermuda                    000-23427                NOT APPLICABLE
   (State or other        (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
     organization)

                    THE MECHANICS BUILDING, THIRD FLOOR
                              12 CHURCH STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556

                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
       (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

The Company reports the issuance of the attached press release:

[PRICEWATERHOUSECOOPERS LOGO]

NEWS RELEASE

DATE:         17 July 2003

CONTACT:      Paul Evans, partner, PricewaterhouseCoopers
              Tel: 020 7804 5633

OR:           Jenny Britton, PricewaterhouseCoopers
              Tel: 020 7212 2970


     STIRLING COOKE BROWN INSURANCE BROKERS LIMITED - IN ADMINISTRATION

Paul Evans and Dan Schwarzmann of PricewaterhouseCoopers, were appointed joint administrators of Stirling Cooke Brown Insurance Brokers Limited on 17 July 2003.

Stirling Cooke Brown is a medium sized Lloyd's broker, and was one of several defendants that recently lost a major litigation case brought against it in connection with the placing of reinsurance policies covering workers' compensation carve-out business from the US. The company has been conducting an orderly run-off of its insurance broking business, which will continue under the control of the administrators. A recent balance sheet of the company disclosed insurance broking assets and liabilities in excess of $900 million.

Paul Evans, joint administrator and partner at PricewaterhouseCoopers, commented:

        "The administrators face three complex tasks: the question of whether to appeal the recent judgement, the realisation of the insurance broking assets for the benefit of the company's creditors, and the establishment with the company's clients of an agreed approach to the orderly processing of remaining claims. We look forward to early discussions with clients as to the most appropriate means of controlling the run-off."

ENDS

NOTE TO EDITOR:

PricewaterhouseCoopers (www.pwc.com) is the world's largest professional services organisation. Drawing on the knowledge and skills of more than 125,000 people in 142 countries, we build relationships by providing services based on quality and integrity.

Unless otherwise indicated, PricewaterhouseCoopers refers to PricewaterhouseCoopers LLP a limited liability partnership incorporated in England. PricewaterhouseCoopers LLP is a member firm of PricewaterhouseCoopers International Limited.





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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   July 18, 2003

                                    ALPHASTAR INSURANCE GROUP LIMITED

                                    By:      /s/ Stephen A. Crane
                                       ---------------------------------
                                            Stephen A. Crane
                                            Chairman, President &
                                            Chief Executive Officer